SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 14, 2002

(Date of earliest event reported)

VINEYARD NATIONAL BANCORP

(Exact name of registrant as specified in its charter)

California	0-20862	33-0309110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California	91730

(Address of principal executive offices)	(Zip Code)

(909) 987-0177

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit 99.1

Item 9. Regulation FD Disclosure

     On November 14, 2002, Vineyard National Bancorp (the “Company”) filed its Quarterly report on Form 10-Q for the quarterly period ended September 30, 2002 (the “Report”). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the chief executive officer and chief financial officer of the Company have signed a certification with respect to the Report, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

	By:	/s/ GORDON FONG
Gordon Fong Senior Vice President and Chief Financial Officer

Date: November 14, 2002.